Exhibit 10.2




PENNCORP FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
590 MADISON AVENUE, NEW YORK, NY 10022-3526 * 212-896-2700 * 212-896-2755 FAX



September 22, 1998


The Honorable Elton Bomer
Commissioner of Insurance
Texas Department of Insurance
P. O. Box 149104
Austin, Texas  78714

RE:      Agreement of PennCorp Group, Inc. and Its Subsidiaries

Dear Mr. Bomer:

This Agreement is made by PennCorp Financial Group, Inc. ("PENNCORP") of Delaware and its subsidiaries named below. In consideration of foregoing contemplated regulatory action by the Texas Department of Insurance (the "Department") and other consideration, the sufficiency of which is acknowledged, PENNCORP and its subsidiaries named below agree to the following conditions until terminated by the Department.

1. That PENNCORP, Constitution Life Insurance Company, Union Bankers Insurance Company, Southwestern Life Insurance Company, Marquette National Life Insurance Company, Pioneer Security Life Insurance Company, Security Life and Trust Insurance Company, Occidental Life Insurance Company of North Carolina, American-Amicable Life Insurance Company of Texas, Pioneer American Insurance Company, Pacific Life and Accident Insurance Company, Pennsylvania Life Insurance Company, Professional Insurance Company, United Life & Annuity Insurance Company, and Peninsular Life Insurance Company shall provide, for each of these subsidiaries named in this subparagraph 1, the Department with separate quarterly projections for the fourth quarter of 1998 and for all of 1999 and 2000 which include balance sheets, income statements and cash flow statements. Moreover, individual earned surplus calculations for these quarters must be included, as well as specific dividend inflows and outflows, and specific payments (principal and interest) on surplus debentures. These projections are due as follows: by September 28, 1998 for the fourth quarter of 1998; by November 23, 1998, for all four quarters of 1999; and by November 23, 1998 for all four quarters of 2000.

     The Department recognizes that some of these projections have already been provided, but for ease in presentation and review, the Department respectively requests the separate grouping of projections for each subsidiary.

The Honorable Elton Bomer
September 22, 1998
Page 2




2. That PENNCORP and each subsidiary named in subparagraph 1 above (hereinafter collectively referred to as the "SUBS") shall specifically describe all service and management fees paid or to be paid with details on how the agreements related to the respective fees work and how they are related to each other. In addition, PENNCORP and the SUBS shall provide the Department with a quarterly accounting of all such costs and fees and the status of any consolidating actions. Finally, the SUBS agree to provide specific details of the accounting for agents' balances and all non-admitted assets.

3. That PENNCORP shall provide the Department with GAAP consolidating worksheets on a quarterly basis of all direct subsidiaries and indirect subsidiaries for the time frames described in subparagraph 1 above as to the projections requested. In addition, PENNCORP and the SUBS shall provide to the Department copies of all audited financial statements (beginning in 1996 and forward) of American-Amicable Holdings Corporation, and Marketing One Financial Corporation. In addition, PENNCORP and the SUBS shall provide to the Department the SVO valuation of Marketing One Financial Corporation as of December 31, 1998.

4. That PENNCORP and the SUBS shall provide variance reports, which compare actual experience to the projections specified above in subparagraph 1, including explanations for any variance of 5%, whether positive or negative. These variance reports are due within forty-five (45) days of the close of the respective quarter.

5. That PENNCORP and the SUBS shall provide to the Department immediate notice of any changes in any ratings, whether they are by A.M. Best, Moody's, etc. In addition, PENNCORP and the SUBS shall provide a summary of all existing ratings and immediately provide the Department with all 10Q and annual reports filed hereafter with the SEC.

6. That PENNCORP and the SUBS shall provide to the Department immediate notice of any class action lawsuits, any shareholders' derivative lawsuits, any director and/or officer lawsuits, and any other lawsuit other than those lawsuits in the ordinary course of business within five (5) working days of receipt of any such lawsuit. In addition, PENNCORP and the SUBS shall provide the Department with quarterly status reports on all such lawsuits.

7. That PENNCORP and the SUBS shall provide to the Department immediate notice of any findings issued by the SEC or formal actions undertaken by the SEC. Monthly updates of these items shall also be provided to the Department or more frequently if requested by the Department.

8. That PENNCORP and the SUBS shall provide to the Department immediate notice of any suspension of trading by any stock exchange and/or market.

The Honorable Elton Bomer
September 22, 1998
Page 3



9. That PENNCORP and the SUBS shall provide to the Department immediate notice of any agreements to sell any of the SUBS or all or substantially all of the assets of the SUBS with a general summary of the terms of the sale, including the purchase price and any adjustment provisions. In addition, PENNCORP and the SUBS shall provide to the Department any finalized written agreement to sell any of the SUBS, and monthly status reports to the Department of all potential sales of any subsidiary of PENNCORP, whether or not an insurance subsidiary.

10. That PENNCORP and the SUBS shall provide to the Department immediate notice of any transaction involving a sale of the preferred and/or common stock of Acordia or Kivex.

11. That PENNCORP and the SUBS shall provide to the Department immediate notice of any material change in any bank financing (whether new or a refinancing), including the $450 million revolving line of credit with the Bank of New York (and the participating banks). This agreement also includes any preferred stock transactions.

12. That PENNCORP and the SUBS shall provide to the Department immediate notice of any changes in any director or officer of PENNCORP or the SUBS.

13. That PENNCORP and the SUBS shall provide to the Department monthly status reports on any office closings, including the Bethesda, Maryland and New York, New York offices, and on the progress of the movement of operations to Dallas, Texas.

14. That PENNCORP and the SUBS shall provide to the Department with monthly status reports on their Year 2000 compliance/remedial actions and plan.

15. That PENNCORP and the SUBS shall provide to the Department thirty days prior notice of any proposed (that is, before consummation) new transaction between PENNCORP and any of its subsidiaries (including the non-insurance ones) that involve reinsurance, the sale of assets, management or service agreements, loans, forgiveness of debt, or dividends in an amount in the aggregate (that is, all like transactions in a single year are added together for this purpose) of $250,000.00 or above in any single year. Prior approval by the Department of any such transaction involving the insurance subsidiaries is required, except that the approval of the Department is not required relating to the proposed payment of any dividend or payment on any surplus debenture unless required by Texas statute.

16. That PENNCORP shall provide to the Department immediate notice of any proposed (that is, before consummation) transaction, other than transactions in the ordinary course of business, in an amount in the aggregate (that is, all like transactions in a single year are added together for this purpose) of $500,000.00 or above in any single year between: (i)

The Honorable Elton Bomer
September 22, 1998
Page 4



     PENNCORP or any of its subsidiaries (including the non-insurance ones), and
     (ii) any non- affiliated entity.

17. That all life, accident and health insurance company SUBS shall immediately notify the Department when their premium writings, net of reinsurance, exceed the limitation of 28 Texas Administrative Code ss.8.3(14). For purposes of this calculation, investments in affiliates must be excluded from the respective PHS.

18.  That  all  life,   accident  and  health   insurance   company  SUBS  shall
     individually and immediately notify the Department of any significant increase in surrenders, and thereafter provide to the Department daily surrender reports that include policy counts and dollar amounts corresponding to the surrenders.

19. That PENNCORP and its SUBS will make diligent efforts to maintain the risk based capital requirements of each of the SUBS at one hundred and fifty percent (150%) of the company action level using the formulas required by the NAIC's risk based capital requirements. Notwithstanding the foregoing, the risk-based capital threshold will be 100% for Professional Insurance Company, Pennsylvania Life Insurance Company, and Pacific Life and Accident Insurance Company. On a quarterly basis such calculations for each of the SUBS shall be submitted to the Department.

20. That PENNCORP management shall meet monthly in Austin, Texas with the Financial Program staff of the Department unless otherwise agreed to by the Department.

21. That PENNCORP shall provide the Department with notice at the same time that it provides such notice to its Directors before occurrence of any Board of Directors or any Board's Executive Committee Meetings, whether in ordinary course or specially called, so that the Department may decide if it desires to send a representative. Provided, however, if a special meeting is an emergency one, then PENNCORP shall attempt to provide that notice, if practical, within two (2) business days before its occurrence but in no event later than at the time notice is provided to the Directors. Provided, further, PENNCORP reserves the right to meet in executive session with legal counsel for the purpose of maintaining and preserving privileges and protections relating to attorney/client communications and work products pertaining to legal matters such as class action lawsuits, etc.

22. That PENNCORP will promptly provide a proper and finalized resolution from its Board of Directors agreeing to the conditions contained in this Agreement, and shall transmit the resolution to the Department.

Four (4) copies of the information, reports and materials required by this Letter Agreement should be mailed to Kenneth Elliott, Mail Code 303-1A, P.O. Box 149104, Austin, Texas 78714- 9104.

The Honorable Elton Bomer
September 22, 1998
Page 5



This agreement automatically terminates as to any subsidiary of PennCorp upon the sale of such subsidiary.

Nothing herein shall constitute a limitation of the Commissioner of Insurance to take other or further action pursuant to the Texas Insurance Code or the rules and regulations promulgated pursuant to the Texas Insurance Code.

By the signatures below for each respective company, PENNCORP and each of the subsidiaries named below agree to the conditions delineated herein, and the undersigned represent that he/she has the authority to bind PENNCORP and/or the respective subsidiary to this Agreement.

Sincerely,


PennCorp Financial Group, Inc.

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, EVP, Chief Administrative Officer
    General Counsel and Secretary
         (please type name and title)



Constitution Life Insurance Company

By: /s/ Arthur Evans
--------------------------
    Arthur Evans, VP - Investments
         (please type name and title)



Union Bankers Insurance Company

By: /s/ Arthur Evans
--------------------------
    Arthur Evans, VP - Investments
         (please type name and title)

The Honorable Elton Bomer
September 22, 1998
Page 6



Southwestern Life Insurance Company

By: /s/ Arthur Evans
--------------------------
    Arthur Evans, VP - Investments
         (please type name and title)


Marquette National Life Insurance Company

By: /s/ Arthur Evans
--------------------------
    Arthur Evans, VP - Investments
         (please type name and title)


Pioneer Security Life Insurance Company

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, Senior Vice President and
    Assistant Secretary
         (please type name and title)


Security Life and Trust Insurance Company

By: /s/ Arthur Evans
--------------------------
    Arthur Evans, VP - Investments
         (please type name and title)


Occidental Life Insurance Company of North Carolina

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, Senior Vice President and
    Assistant Secretary
         (please type name and title)

The Honorable Elton Bomer
September 22, 1998
Page 7



American-Amicable Life Insurance Company of Texas

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, Senior Vice President and
    Assistant Secretary
         (please type name and title)


Pioneer American Insurance Company

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, Senior Vice President and
    Assistant Secretary
         (please type name and title)


Pacific Life and Accident Insurance Company

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, Senior Vice President,
    General Counsel and Assistant Secretary
         (please type name and title)


Pennsylvania Life Insurance Company

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, Senior Vice President,
    General Counsel and Assistant Secretary
         (please type name and title)


Professional Insurance Company

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, Senior Vice President
    and Assistant Secretary
         (please type name and title)

The Honorable Elton Bomer
September 22, 1998
Page 8


United Life & Annuity Insurance Company

By: /s/ Arthur Evans
--------------------------
    Arthur Evans, VP - Investments
         (please type name and title)

Peninsular Life Insurance Company

By: /s/ Scott D. Silverman
--------------------------
    Scott D. Silverman, Senior Vice President
    General Counsel and Assistant Secretary
         (please type name and title)